                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2014

                          Red Giant Entertainment, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-53310                 98-0471928
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

 614 E. Hwy 50, Suite 235, Clermont, FL                            34711
(Address of principal executive offices)                        (Zip Code)

                                 (877) 904-7334
           (Issuer's telephone/facsimile numbers, including area code)

                                 Not Applicable
          (former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17CFR240.14a-12)

[ ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
    Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17CFR240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As of November 6, 2014, we entered into a Securities Purchase Agreement (the
"SPA") with Mark Fischbach under which we agreed to issue to Mr. Fischbach (i)
30,000,000 shares of our common stock (the "Common Shares"); and (ii) 5,000,000 shares of our proposed Series Z Preferred Stock, with rights, privileges and preferences as set forth in Item 5.03 below (the "Series Z Preferred Shares")
(collectively with the Common Shares, the "Shares") for an aggregate price of
$200,000 (the "Purchase Price"). We closed on this transaction on November 12,
2014.

The Shares will be issued to Mr. Fischbach pursuant to the exemptions from registration set forth in Section 4(2) of the Securities Act of 1933 and regulations promulgated thereunder. He has represented to us that he is an accredited investor and had adequate information about us as well as the opportunity to ask questions and receive responses from our management. The
Preferred Shares will be issued to Mr. Fischbach as soon as practicable after we receive the file-stamped copy of the Certificate of Designations described in
Item 5.03 below.

The foregoing description of the SPA does not purport to be complete and are qualified in its entirety by reference to the full text of the SPA filed as
Exhibit 10.1 hereto.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above.

SECTION 5 - CORPORATE GOVERNANCE & MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            CERTAIN OFFICERS

As of November 10, 2014 and pursuant to the SPA and the rights Mr. Fischbach will obtain as our sole Series Z Preferred holder, we have (i) amended our bylaws to add a seat to our Board of Directors (our "Board"); and (ii) have appointed Mr. Fischbach as a director. Please see Item 1.01 above for a description of the SPA and Item 5.03 for a description of the preferences of the
Series Z Preferred.

Mr. Fischbach, 25, widely known under the alias "Markiplier," has built a
YouTube subscriber base of more than 4.2 million subscribers and has generated over 1 billion views. Since July 2012, he has held monthly livestreams for charities, in which he sets a fundraising goal and plays continually until that goal is met. To date, he has raised $482,479 for charity. Mr. Fischbach has also served as the President and CEO and a director of 1 Shirt Inc., a California corporation, since its formation in June 2014. Mr. Fischbach has no family relationship with any of our officers or directors.

ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

CERTIFICATE OF DESIGNATION

In connection with the SPA, we are filing a Certificate of Designation with the
Nevada Secretary of State, designating 5,000,000 shares of our preferred stock as Series Z Preferred Stock, par value $0.0001 per share. Each Series Z
Preferred Share is entitled to a liquidation preference equal to the original purchase price of the Series Z Preferred Shares ($0.03 per share, subject to adjustment).

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In addition, subject to the applicable rules and published guidance of a national securities exchange or automated inter-dealer quotation system on which our common stock may in the future be listed or quoted (the "Listing Rules"), and for so long as Mr. Fischbach continues to hold 5,000,000 Series Z Preferred
Shares, Mr. Fischbach will be entitled to (i) 100:1 supervoting rights on all matters submitted to a vote of the our stockholders, subject to adjustment; and
(ii) appoint one member of our Board. Mr. Fischbach has been appointed to our
Board contingent on the Closing pursuant to this right. We have the option of redeeming the Series Z Shares to the extent that we reasonably determine that the above rights would impede our ability to be listed or quoted under the
Listing Rules.

The description above of Series Z Preferred Stock does not purport to be complete and are qualified in its entirety by reference to the full text of the
Certificate of Designation designating the rights, privileges and preferences of the Series Z Preferred Stock filed as Exhibit 4.1 hereto.

AMENDMENT TO BYLAWS

As of November 10, 2014, the Board approved the following amendments to our
Bylaws:

     *    Our Bylaws were renamed the Amended and Restated Bylaws of Red Giant
          Entertainment, Inc.;
     *    Article II, Section 02 was amended to provide for a range of one to seven directors, with the fixed number set as six until changed by the
          Board; and
     *    New Article IX was added providing that the controlling interest provisions of Nevada Revised Statues 78.378 to 78.3973 shall not be applicable to Mr. Fischbach's purchase of Series Z Preferred Shares.

SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

On November 5, 2014, the Securities and Exchange Commission (the "SEC")
instituted cease-and-desist proceedings against us in connection with the SEC's review of the timeliness of our Current Report on Form 8-K filings and accepted an offer of settlement submitted by us in anticipation of such proceedings.
Under the settlement, we consented to the entry of an order prohibiting us from committing or causing any violations and any future violations of Sections 13(a)
of the Securities Exchange Act of 1934 and Rule 13a-11 promulgated thereunder and agreed to pay a civil penalty of $25,000. The SEC's order can be accessed at its website at www.sec.gov.

SECTION 9 - EXHIBITS

ITEM 9.01 - EXHIBITS

Exhibit
Number                           Description
------                           -----------

3.1     Amendment No. 1 to Bylaws

4.1     Certificate of Designation of Series Z Preferred Stock

10.1    Securities Purchase Agreement between the Registrant and Mark Fischbach, dated as of November 6, 2014

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Red Giant Entertainment, Inc.

Dated: November 12, 2014                  /s/ Benny R. Powell
                                          --------------------------------------
                                     By:  Benny R. Powell
                                     Its: Chief Executive Officer, President,
                                          Chief Financial Officer, and Secretary

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